Exhibit 99.2

Company Update

June 2014

Exhibit 99.2

Legal Disclaimer

This presentation contains “forward -looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These forward -looking statements involve risks and uncertainties, including uncertainties associated with timely development, approval, launch and acceptance of new products, satisfactory completion of clinical studies, establishment of new corporate alliances, progress in research and development programs and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from the results expected in our forward looking statements. We caution investors that forward -looking statements reflect our analysis only on their stated date. We do not intend to update them except as required by law.

Highlights

Lead product candidate, SUSTOLTM, is a long-acting, injectable product for the prevention of chemotherapy -induced nausea and vomiting (CINV)

_ Shown to be non-inferior to market leader Aloxi® in 1,341-patient, randomized, controlled, Phase 3 study

_ On-going 1000 patient study in patients receiving highly emetogenic chemotherapy (HEC) is designed to obtain a “delayed HEC” indication

_ No 5-HT3 agent is approved for delayed HEC

SUSTOL targets a large market opportunity, with approximately 7 million doses of chemotherapy annually in US alone*

Leveraging our Biochronomer drug delivery technology and commercial expertise for other opportunities:

_ Long-acting local anesthetic-NSAID combination for post-surgical pain in development

3 *TDR August 2006 internal report

SUSTOL CLINICAL SUMMARY

5-Day Profile: APF530 Pharmacokinetics

Granisetron is released rapidly following injection of APF530 and continues to be released over a 5-day period, providing long-acting coverage for CINV

(ng/mL) 20 n granisetro 15 of All subjects (n= 18) n mean ± SEM concentratio 10

5 Minimum Plasma therapeutic concentration of granisetron*

0

0 24 48 72 96 120 144 168

Time after Dosing (h)

*Data from patent application 20120258164 for transdermal granisetron

SUSTOL Pivotal Phase 3 Study Overview

Randomized, controlled, multi-center study

1,341 patients in primary efficacy population

Two doses of APF530 (5 mg and 10 mg granisetron) compared to the approved dose of Aloxi (results from 10 mg dose group presented)

Patients stratified by type of chemotherapy regimen: moderately emetogenic (MEC) or highly emetogenic (HEC)

Primary end point compared complete response between groups in both the acute (day 1) and delayed (days 2-5) phase

_ Complete response defined as no emesis and no rescue medications

_ ±15% margin used to establish non-inferiority

Primary Efficacy Results: Complete Response

Patients Receiving Moderately Emetogenic Chemotherapy

100.0 -´ +´

(%) 90.0

75.0 76.9 ates 80.0

70.0

R

57.2 58.5

60.0

50.0 Acute

Response 40.0

APF530 10mg

30.0

Delayed

20.0

Complete 10.0

00. mg mg mgmg . 2510 . 2510 0 0

Aloxi APF530 Aloxi APF530 -15 -10 -5 0 5 10 15

Acute Delayed Difference in Complete Response APF530 -Aloxi (97.5% CI)

Primary Efficacy Results: Complete Response

Patients Receiving Highly Emetogenic Chemotherapy

100 -´ +´

90

(%) 80.7 81.3

80

Rates 70 64.3 67.1

60 50

Response 40

30 20

Complete 10

0 mg mg mgmg 25 .10 . 2510 0 0

Aloxi APF530 Aloxi APF530 -15 -10 -5 0 5 10 15

Acute Delayed Difference in Complete Response APF530 -Aloxi (98.33% CI)

Safety Summary

Cycle 1 Safety Results APF530 10 mg1 Aloxi 0.25 mg N % N % Drug Related Serious Adverse Events 0 0 0 0 Discontinued Due to Adverse Event 1 0.2 0 0 Frequent Adverse Events Gastrointestinal Disorders

Constipation 72 15.4 62 13.4

Diarrhea 44 9.4 39 8.4

Abdominal pain . . Nervous System Headache 47 10.0 45 9.7 Injection Site2 Placebo (NaCl)

Bruising 93 19.9 41 8.9

Erythema (redness) 51 10.9 14 3.0 Nodule (lump) 50 10.7 3 0.6

Pain 33 7.1 5 1.1

“1 Safety results with the 5 mg dose of APF530 studied in separate arm of the phase 3 study are not included

“2 >90% of injection site reactions were reported as mild; one patient discontinued due to injection site reaction

FDA-Requested ASCO 2011 Reanalysis Improves Difference Between SUSTOL and Aloxiin HEC Patients

Protocol Specified HEC Population ASCO 2011 Guideline HEC Population

100 100

90 90

(%) 81 81 (%)

80 80 75

ates 67 ates 67

70 64 70

R R

56

60 60

51

50 50

Response 40 Response 40

30 30

20 20

Complete 10 Complete 10

0 0 mg mg mg mgmgmg mg mg

25 10 25 10 25 . 10 . 2510

. .

0 0 0 0

Aloxi APF530 Aloxi APF530 Aloxi APF530 Aloxi APF530

Acute Delayed Acute Delayed

Largest Differences Between Arms is Seen With Most Difficult Chemo Regimens 1

CR Rates by Treatment

Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg

Cyclophosphamide/Doxorubicin 70.7% 65.7% Acute Moderately All other regimens 84.4% 85.0% Emetogenic Cyclophosphamide/Doxorubicin 47.4% 46.3% Delayed

All other regimens 72.9% 70.0% Cisplatin regimens 81.1% 75.5% Acute Carboplatin/Paclitaxel 85.4% 89.8% Highly All other regimens 75.4% 67.6% Emetogenic Cisplatin regimens 66.0% 60.4% Delayed Carboplatin/Paclitaxel 70.8% 71.4% All other regimens 65.2% 57.4%

1Data from post-hoc analysis. Not statistically significant.

Highlighted HEC regimens were considered HEC in both protocol specified Hesketh and 2011 ASCO Guidelines

Response Rates With Chemotherapy Classified as HEC by Both Hesketh and 2011 ASCO*

SUSTOL is 9-11% Better Than Aloxi in the Most Emetogenic Chemotherapy


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
69%
78%
55%
66%
Acute
Delayed
Aloxi
SUSTOL

*Cisplatin, carmustine, dacarbazine, dactinomycin, mechlorethamine, streptozotocin

12

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

A Delayed-HEC Indication Would Provide Clear Differentiation in an Important Segment of the CINV Market

Distribution of Aloxi Sales*

HEC regimens account for ~20% (500K) of palonosetron administrations

HEC Minimal LEC

MEC

1 IntrinsiQ data from July 2012 - June 2013

Phase 3 “MAGIC” Study

Superiority design assuming a CR rate of 65% in the control (ondansetron) arm, a binary endpoint (CR or no CR), a 2-sided alpha = 0.05 to test 65% vs 75%; for 90% power you need 880 evaluable patients Cycle 1

Ondansetron 0.15 mg/kg IV (up to 16 mg IV) d 1

+ fosaprepitant 150 mg IV d 1 + DEX

+ placebo SC d1

1000 patients scheduled to receive HEC* randomized

1:1 APF530 500 mg SC d 1

+ fosaprepitant 150 mg IV d 1 + DEX + placebo IV d 1

1. All subjects will receive dexamethasone 12 mg IV on day 1 and 8 mg PO BID on days 2-4

2. All subjects will be allowed to receive “rescue” medications as required at the discretion of their treating physician

*HEC agents as defined in the 2011 ASCO CINV guidelines.

New SUSTOL Study Has a High Likelihood of Success Based on Previous Results

Study powered for a 10% difference between arms

20% difference is expected with the addition of fosaprepitant,

100 Projected

Standard of Care Phase 3 Study HEC Study Response

90

(%) with addition

80 87% of NK1 ^^

Study

Rate 70

powered

60 to show 10% difference:

50 65% vs 75%

Response 40

45% 65% 67% 75%

30 Complete 20

10 0

Ondansetron + Dex* Ondansetron + Dex APF530+Dex APF530 + Dex

+ Fosaprepitant* + Fosaprepitant**

^^Average Complete Response rate improvement when adding an NK-1 RA to a 5-HT3 RA and Dex is ~15 - 20% in the delayed HEC *Poll-Bigelli; Cancer, 97:12, 3090, 2003 **Projection of what would happen with a 20% increased response by addition of fosaprepitant to Sustol + Dex

Study Start-up Faster Than Projected

117 site locations have drug

Enrollment is progressing well

Expect to complete this study and be able to file full report in 4Q2014 resubmission

FDA has previously agreed that a positive outcome from this study would be sufficient to obtain “delayed -HEC” indication

Clinical Trial Site Activation Summary

117 Study Locations Have Drug

Active Awaiting SIV Awaiting IRB/CTA

SUSTOL Has the Potential to be the Next Generation 5-HT3 Receptor Antagonist

5-HT3

RAs 1st generation 2nd generation 3rd generation ondansetron

Products palonosetron SUSTOL granisetron

Duration of Short acting Longer acting Long acting action ~ 8 hr half-life ~40 hr half-life PK profile 5-7 days

Prevention of CINV in

MEC - acute& delayed CINV MEC - acute & delayed CINV Indications emetogenic chemo including HEC - acute CINV HEC - acute & delayed CINV* high-dose cisplatin

*Obtaining delayed HEC will be based on completion of new clinical trial

SUSTOL REGULATORY STATUS

SUSTOL NDA Status

Submitted NDA in May 2009 under 505(b)(2) filing pathway

Received Complete Response Letter in March 2010

FDA raised major issues in multiple areas

Resubmitted NDA in September 2012

Received Complete Response Letter March 2013 raising three main issues:

CMC: correction of PAI issues and revision of one in-vitro release method

Requirement for Human Factors Validation Study with commercial product

Re-analysis of the existing Phase 3 study using theASCO 2011 guidelines for categorization of MEC and HEC

How We Are Addressing the CRL

“ Chemistry, Manufacturing, and Controls

_ Sites with PAI issues have been eliminated from the supply chain, with work transferred to a well-established site with no PAI issues

“ Transition is complete, with secondary benefit of improvement in the COGS

_ New in-vitro release method has been developed and validated

_ Multiple validation batches of finished product have now been completed

“ Human Factors Validation Study

_ Successfully completed

“ Re-analysis of Phase 3 using new ASCO 2011 Guidelines

_ Re-analysis complete

_ Complete dataset and programs supplied to FDA and found acceptable

“ Re-submission is planned for 4Q2014 in order to include delayed -HEC study

Obtaining Optimal Labeling Sooner Was the Reason for Changing Our Filing Strategy

Submitting the NDA with a positive Delayed -HEC Study could obtain labeling for all four quadrants of CINV >4-months faster than with an sNDA

2014 2015 2016

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Delayed -HEC Study

Original Plan

NDA sNDA for Delayed HEC

Approval for Acute and Delayed

Approval for Delayed HEC. MEC plus Acute HEC.

Revised Plan

Achieves the Delayed -HEC Study

Best Labeling

Sooner NDA Approval for All 4 Quadrants.

SUSTOL COMMERCIAL OPPORTUNITY

U.S. CINV Market Dynamics


Injectable Drugs for the Prevention of CINV
Number of Package Units Sold by Quarter
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Q2'06 Q4'06 Q2'07 Q4'07 Q2'08 Q4'08 Q2'09 Q4'09 Q2'10 Q4'10 Q2'11 Q4'11 Q2'12 Q4'12 Q2'13 Q4'13
ALOXI
ANZEMET
KYTRIL
KYTRIL Generic (GRANISETRON)
ZOFRAN
ZOFRAN Generic (ONDANSETRON)
EMEND

* US Oncology data added starting 1/2009. Data is Package Units; Ondansetron units reflect only 2 mg/ml and 32mg/50 ml strength sizes

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

24

HEC Regimens Represent a Significant Market Opportunity for SUSTOL

Of all HEC administrations, ~20% are given HEC regimens account for ~20% (500K) without concomitant IV 5-HT inconsistent of palonosetron administrations with clinical guidelines

1,600,000

1,463,558 1,200,000

1,400,000

(annual) 1,000,000

1,200,000 Untreated with

188,988

IV 5HT3 1,000,000 800,000 800,000 317,915 Treated with administrations 600,000 generic IV 5HT3

600,000

497,256

451,490 palonosetron 400,000 Treated with

400,000

Aloxi 200,000 497,256 200,000 111,696

- -

HEC MEC LEC Minimal Annual HEC administrations

1 IntrinsiQ data from July 2012 _ June 2013

POST-OPERATIVE PAIN PROGRAM

Goals for Pain Program

Develop products that provide a clear advantage compared to available therapies

Take advantage of the FDA’s current focus on reducing the use of opiates

Main goals of therapy for our post-operative pain program

_ Significantly reduce:

pain intensity for 3-4 days post-operatively opiate use length of hospital stay hospital readmissions due to pain

Target for product

_ Easy to use for a large variety of procedures Does not require refrigeration or special handling

Biochronomer Bupivacaine/Meloxicam

Significantly Superior to EXPAREL at 24-72 Hours

Pig Post -Operative Pain Model

SalineControl(1) Biochronomer Bupivacaine (1)

Biochronomer Ropivacaine (1) Biochronomer Bupivacaine + Meloxicam (2)

Exparel (2) 100.0

90.0

Tolerated 80.0 (60gm) 70.0 60.0 50.0

Anima

40.0

30.0 20.0

10.0

Percentage of Maximal force 0.0

0 1 3 5 HOURS 24 48 72 96 120

1. Study #1; All studies used the post-operative pain model in pigs from Castle et al, 2013 EPJ

2. Study #2 compared < 1/2 expected human dose of Biochronomer bupivacaine/meloxicam formulation to the human dose of EXPAREL (40% smaller incision used with EXPAREL)

29 (n=4 pigs, except at 120 hrs for Study #2: preliminary results from 2 animals)

A New Formulation of Bupivacaine + Meloxicam Has Been Added to Our Pain Program

In order to achieve near complete control of pain, it is necessary to target the hyperalgesia caused by inflammation during the first several days

A combination product using our Biochronomer technology was developed

Bupivacaine was selected for the combination product due to easier co-formulation characteristics; no need for refrigeration or special handling

Meloxicam was selected as the NSAID due to its high potency, good local tolerability and minimal effects of platelets

– Local tolerability of meloxicam is very good and did not differ from placebo, even when administered daily for 4 weeks (British Journal of Rheumatology 1996;35 (suppl. l): 44-50)

– The very low dose of meloxicam in our formulation is less than half of the no-effect dose for altering Thomboxane B2 formation or platelet aggregation (Journal of Clinical Pharmacology, 2002;42:881 -886)

Combination product produced significantly better pain control than the market leader EXPAREL in preclinical post-operative pain model

POST-OPERATIVE PAIN PROGRAM COMMERCIAL OPPORTUNITY

The Post-Operative Pain Market Represents an Attractive Opportunity for Product Development

Post-Operative “ Total procedures expected to grow from 25MM in 2012 to over 32MM by 2022 Pain Market “ Total sales are expected to grow from $3.1B in 2012 to $3.6B in 2022

Pain is a major driver of inpatient admissions and increased length of stay

High cost of

Costs of opioid addiction & opioid-related adverse eventsare significant concerns post-operative

Reimbursement will increasingly be tied to measures of quality and patient pain satisfaction ratings

MDs commonly combine analgesics to enhance efficacy and minimize AEs

Current

Local anesthetic (LA) use is common & expected to increase with the entry of long-

Treatment acting formulations

Paradigm

MDs cite EXPAREL duration of action to be only 24-48 hours

Physicians identified the top needs to be:

– Reliable, extended duration of action

Unmet Needs

– Further pain reduction vs. what they see with existing therapies

– Further reduction or elimination of opioid use

Source: Decision Resources Post-Operative Pain Physician Research

Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)

U.S. Post-Operative Pain Market

Treatment options have remained stable over the past decade and new therapies are expected to be dominated by reformulations of existing molecules

The total number of procedures is anticipated to increase 3% per year driven by aging population

Unmet needs include longer-acting local anesthetics, opioids with a more tolerable side-effect profile and less addictive properties, and less invasive delivery mechanisms

2012 Post-Op Pain Market (US only) 2021 Post-Op Pain Market (US only)

Antiepileptic Traditional Antiepileptic

Traditional Drugs NSAIDs; Drugs Local Emerging NSAIDs; 9% (AED); 9% (AED); anesthetics; Agents; 2%

1% Local 1% 9% anesthetics; 11% Selective Selective COX-2 Strong inhibitors; COX-2 Strong opioid 9% inhibitors; opioid analgesics; 5% analgesics; 53% 51% Simple Simple analgesics; analgesics; Dual-Acting 11% 13% Dual-Acting Opioids; Opioids; 8% 9%

2012 Total: $3.1B 2021 Total: $3.6B

Source: Decision Resources, Post-Operative Pain Pharmacor, May 2006;

33 Decision Resources, Acute Pain, December 2012

A Wide Variety of High-Volume Procedures Require Post-Op Pain Management for up to 3Days or More

Timeframe of

Volume of % Using

Top Surgical Post-Op Pain % Using Procedure Procedures Local Specialty* Management NSAIDs Per Month Anesthetics (hours)†

Cholecystectomy (inpatient) General 10 25-72 50% 43% Arthroplasty knee (inpatient) Orthopedic 10 >72 71% 47% Hernia (inpatient) General 10 25-72 54% 48% Cesarean Section OB/GYN 10 25-72 56% 47% Arthroplasty knee (outpatient) Orthopedic 10 0-24 68% 49% Hip replacement, total and partial Orthopedic 9 >72 57% 43% Cholecystectomy (outpatient) General 9 0-24 54% 51% Treatment, fracture or dislocation of hip and femur (inpatient) Orthopedic 8 >72 43% 33% Hernia (outpatient) General 8 0-24 65% 57% Arthroplasty other than hip, knee, shoulder, or elbow Orthopedic 8 >72 60% 40% Other non-OR therapeutic procedures on musculoskeletal system Orthopedic 8 25-72 43% 42% Repair of toe Orthopedic 8 0-24 60% 41% Other therapeutic procedures on muscles and tendons Orthopedic 7 25-72 52% 48% Other fracture and dislocation procedure Orthopedic 7 >72 51% 39% Arthroplasty shoulder Orthopedic 6 >72 72% 49%

Source: Decision Resources Post-Operative Pain Physician Research Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)

≥72 hour Duration of Action Seen as “Ideal” by Physicians , With 48 hours Minimally Acceptable

Ideal Duration of Efficacy for Long-Minimally Acceptable Duration of Acting Local Anesthetic Efficacy for Long-Acting Local Anesthetic

>5 days 2% 5 days 4% ≤ 24 hours 72 hours 4 days 12% 11% 9%

≤ 24

48 hours hours 27% 44%

48 hours 72 hours 45% 46%

Source: Decision Resources Post-Operative Pain Physician Research

Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)

Local Anesthetic With Reliable 3-Day Duration of Action Would be an Important Advance

“With EXPAREL, although it is meant to last for up to 72 hours, I’m seeing more like 24-48 hours in my patients.” – Orthopedic Surgeon

“A local anesthetic with a consistent, reliable duration of action of 3 days would be extremely valuable.” – Anesthesiologist

Procedures mentioned by MDs where 3 days of post-operative pain management is critical

Orthopedic

Hip replacement

Knee replacement

Shoulder surgeries

Foot / ankle surgeries

Hand surgeries

Spinal procedures

Soft Tissue

Hernia

Appendectomy

Hysterectomy

Prostatectomy

Nephrectomy

Laparoscopic abdominal surgeries

Source: KOL interviews October 2013

Across Procedures, Many MDs Expect the Use of Long-Acting Local Anesthetics to Increase

Use of Long-Acting Local Anesthetics in the Future, by Procedure

Arthroplasty knee (inpatient) 3% 49% 48% Hernia (inpatient) 7% 47% 46% Hip replacement, total and partial 3% 49% 48% Hernia (outpatient) 5% 41% 54%

Arthroplasty other than hip, knee,

7% 50% 43%

shoulder, or elbow

Cholecystectomy (inpatient) 6% 60% 35%

Other therapeutic procedures on

7% 60% 34%

muscles and tendons

Arthroplasty shoulder 2% 44% 53%

Repair of toe 5% 66% 28%

Other fracture and dislocation

6% 58% 37%

procedure

Treatment, fracture or dislocation of

6% 58% 36%

hip and femur (inpatient)

Other non-OR therapeutic

9% 62% 29% procedures on musculoskeletal &

Arthroplasty knee (outpatient) 5% 45% 49% Cholecystectomy (outpatient) 7% 60% 33% Cesarean Section 10% 53% 37%

0% 20% 40% 60% 80% 100%

Percentage of physicians indicating how frequently they expect to use long-acting local anesthetics in the future

Less frequently Same amount More frequently

“Minimizing opioid use by using long-acting local anesthetics is the trend. I think the long-acting local anesthetics have great promise in the future.”

– General surgeon 6

Source: Decision Resources Post-Operative Pain Physician Research Initiative 2014 (N=30 qualitative interviews; N=184 quantitative survey)

Next Steps for Post-Operative Pain Program

Combination formulation has been selected

Starting Phase 1 enabling toxicology

Initiate Phase 1 with combination product in second half 2014

Assuming positive results from Phase 1, initiate Phase 2 program before the end of this year

Continue development of Biochronomer ropivacaine formulation focused on nerve block, where the inflammatory component of pain may not be relevant

Heron Therapeutics pipeline offers significant opportunity for commercial value creation

Chemotherapy-induced nausea and vomiting

Large, concentrated commercial opportunity

MDs view a non-inferior SUSTOL profile as highly competitive with palonosetron

A differentiated profile, based on a successful outcome of the HEC study, would position SUSTOL as the next generation 5-HT3

_ Only 5-HT3 indicated for acute and delayed CINV in MEC and HEC regimens

_ Extended release profile provides CINV protection for full 5 days in MEC and HEC

_ Data showing sustained efficacy over multiple cycles and efficacy in palonosetron failures

_ Favorable safety with clean QT profile

HEC regimens represent a significant market opportunity

Post-operative

pain management

Large, growing market

Significant unmet needs remain

– Reduced pain

– Reduced opioid consumption and opioid-related AEs

– Reduced hospital LOS

MDs expect use of long-acting LAs to increase

EXPAREL represents meaningful advance over short-acting local anesthetics but DOA beyond 24 hours is questionable

Innovative product that delivers reliable 3-day duration of action would offer differentiated value

Financial Summary

Summary Statement of Operations Three Months Ended (In thousands, except per share data) March 31, 2014

Revenue $ – Operating expenses 17,322 Other income (expenses) (216) Net loss $ (17,538) Net loss per share1 $(0.74)

Condensed Balance Sheet Data

March 31, 2014 (In thousands)

Cashandcash equivalents $ 57,475 Total assets $ 62,793 Total stockholders’ equity $ 55,409

1 Based on 23.7 million weighted average common shares outstanding for the period ended March 31, 2014 (1-for-20 reverse stock split in JAN2014).